UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-5075

Thrivent Real Estate Securities Fund
(Exact name of registrant as specified in charter)

625 Fourth Avenue South
Minneapolis, Minnesota 55415
(Address of principal executive offices) (Zip code)

James M. Odland, Secretary 625 Fourth Avenue South Minneapolis, Minnesota 55415 (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 340-7215
Date of fiscal year end: December 31
Date of reporting period: December 31, 2005

Item 1. Report to Stockholders

Thrivent Investment Management®

Thrivent Mutual Funds

# Thrivent Real Estate Securities Fund
# Annual Report

December 31, 2005

24042AR R2-06

Table of Contents

President’s Letter	1
Economic and Market Overview	2
Portfolio Perspective	4
Shareholder Expense Example	6
Report of Independent Registered Public
Accounting Firm	7
Schedule of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Notes to Financial Statements	14
Financial Highlights	20
Additional Information	22
Trustees and Officers of
Thrivent Mutual Funds	23
Supplements to the Prospectus	28

Dear Member:

We are pleased to provide you with the annual report for the Thrivent Real Estate Securities Fund for the period ended Dec. 31, 2005. In this report, you will find detailed information about your investment, including a summary prepared by the portfolio manager on his performance and management strategies for the fund and period. In addition, Russell Swansen, Thrivent Financial’s chief investment officer, summarizes the overall market and economic environment over the past year.

In previous letters, I have often highlighted integrity and commitment to you, our member, as a common thread running through our organization--from our customer service areas to our portfolio managers. On the investment management side, we seek to align our investment discipline with our investors’ best interests by striving for consistent, long-term performance, taking risk management seriously in our pursuit of potential market rewards and adhering to a consistent approach that supports sound asset allocation. These various facets of investing are signatures of a more sophisticated, institutional-quality asset management philosophy, and I am delighted to say that since we implemented these strategies and new approach, our investment performance results have shown marked improvement.

Strong Investment Performance Follows New Approach

Just over two years ago, Thrivent Financial for Lutherans welcomed our new chief investment officer, Russ Swansen, to the organization. Russ and his team implemented an institutional money management approach throughout 2004 and 2005 which has provided our members with strong results. For example, 80% of our internally-managed portfolios bettered their respective Lipper, Inc. peer group medians for the one-year period ended Dec. 31, 2005. That is a high outperformance percentage when one takes into account that many firms consider anything above 60% to be strong results. Even more importantly, our products’ three-year track records have greatly improved, with more than 60% of our internally-managed products outpacing their respective Lipper, Inc. medians. Given 15% of our internally-managed products outperformed over the five-year period and 33% outperformed over the 10-year period, the improvement is even more impressive.

A Smart and Simple Strategy

If you like the idea of strong investment performance, built on a foundation of trust, with your interests placed first, but find investing time consuming and complex, you should consider our new suite of four asset allocation portfolios designed to provide a simple one-step investment solution. An attractive combination of professional, institutional-quality money management, lower-than-average fees and guidance from a financial professional who lives in your community have made these products very popular with investors after less than one year. We’re excited to offer what we call A Simple Choice for Smart Investing! Talk with your Thrivent registered representative for more information.

Our Ongoing Commitment to You

As a member-owned organization, Thrivent Financial for Lutherans is uniquely designed and positioned to serve the financial and fraternal needs of one entity--you, our valued member. Many of you have one thing foremost on your minds at this point in your life--retirement. Our investment management philosophy is squarely focused on sound asset allocation strategies, striving for strong investment performance and meaningful advice that can provide a clear roadmap to the retirement of your dreams. Whether saving for that retirement, sharing your success with your church or community, or leaving a legacy to the next generation, we stand ready to assist you each step of the way.

I want to personally wish you the best in 2006. Thank you for continuing to turn to us for your financial solutions. We very much value your business.

Sincerely,

Pamela J. Moret
President and Trustee
Thrivent Mutual Funds

December 31, 2005

Russell W. Swansen Senior Vice President and Chief Investment Officer

Economic and Market Review

Stocks and bonds generally provided positive returns during the one-year period ended Dec. 31, 2005, despite skyrocketing energy prices, devastating hurricanes, and rising interest rates. U.S. and foreign stocks benefited from solid economic growth and rising corporate profits. Despite repeated interest rate hikes by the Federal Reserve (the Fed), bonds generally managed modest positive returns.

U.S. Economy

Gross domestic product growth slowed from a 3.8% annual pace in the first quarter to 3.3% in the second quarter, then accelerated to 4.1% in the third quarter--surprising many economists who expected a slowdown due to the Gulf Coast storms. Preliminary data for the fourth quarter indicate a growth rate of 1.1% in the period, a marked deceleration from prior quarters and perhaps reflecting some of the lagging effects of storms and rising energy prices of the third quarter.

The labor market improved as the unemployment rate declined to 4.9% over the period, and the housing market generally enjoyed robust sales activity and rising prices. Sales of new and existing homes began moderating during the fourth quarter, however.

Inflation & Monetary Policy

Inflation accelerated slightly during the period, due mainly to rising energy prices. The Consumer Price Index rose at a 3.4% annual rate during 2005, compared with an increase of 3.3% in 2004. “Core” inflation--which excludes prices of food and energy--rose at a more modest 2.2% during 2005, the same as the previous year.

While core inflation remained relatively tame during the period, the Federal Reserve continued its program of increasing short-term interest rates, indicating that prior levels of interest rates were too low given the robust growth in the economy. On Dec. 13, the Fed raised its target for the federal funds rate by a quarter point to 4.25%, the 13th consecutive increase since June 2004.

With its December rate increase the Fed omitted the word “accommodative” used previously in describing its monetary policy, which may mean that it now sees rates at a neutral level--neither accommodative nor restrictive. But it also indicated that “some further measured policy firming is likely to be needed.”

In another change at the Fed, President Bush nominated former Princeton University economist Ben Bernanke to succeed Alan Greenspan as chairman of the Federal Reserve Board. The financial markets’ reaction to the choice of Bernanke, who is widely respected by economists and investors, was positive.

Equity Performance

Stocks were buffeted by the mixed circumstances of a period of fundamentally sound economic and profit growth counterbalanced by a surge in commodity prices and the stirring of inflation risks. A resurgence in oil prices early in the new year turned stock prices downward until the end of April. Strong corporate profits and confidence that the Fed would succeed against inflation inspired a summer-long rally that, surprisingly, continued even after Hurricane Katrina. As fall began, investors refocused on worries about higher infla-tion and interest rates and a slowdown in corporate profits. But a surge in November--fueled by higher consumer spending, incomes, and corporate profits--lifted several indexes to their highs for the year.

Large-cap stocks modestly outperformed small-cap issues during the period. The S&P 500 Index of large-cap stocks posted a 4.92% total return, while the Russell 2000 Index of small-cap stocks recorded a 4.64% return. Investors generally also favored value stocks over growth stocks during the period, with the Russell 1000 Value Index returning 7.05% while the Russell 1000 Growth Index registered a 5.26% total return.

Sectors that performed best during the period included energy, utilities, and health care, while telecommunications services, consumer discretionary, and industrials did worst. Although energy and utilities stocks lost ground in the fourth quarter, they still were the top performers by far for the entire year.

Foreign stocks generally outperformed domestic issues, measured in both local currency and dollar returns. The Morgan Stanley Capital International Europe, Australasia, and the Far East (EAFE) Index posted a 14.02% total return during the period.

Fixed Income Performance

With the headwind of ongoing hikes in short-term benchmark rates by the Fed, most bond sectors offered modest total returns during the period. Yields on short-term securities rose more than yields on intermediate- and longer-term bonds, continuing the “flattening” of the yield curve that began in early 2004.

In late December, the yield curve “inverted” slightly, with some intermediate-term Treasury securities yielding less than shorter-term Treasuries. This rarely occurs, since investors usually require higher yields for assuming the risk of higher inflation in future years.

The Lehman Brothers Aggregate Bond Index of the broad U.S. bond market posted a 2.43% total return for the 12 months ended Dec. 31, 2005. During the period, the credit ratings of General Motors and Ford, which are two of the largest corporate bond issuers, were downgraded to below investment grade. Municipal bonds fared better than other types of securities in this environment, with the Lehman Brothers Municipal Bond Index posting a total return of 3.51% during the period.

Although high yield bonds were hurt by an investor flight to quality earlier in the period, the sector modestly outperformed many other bonds sectors for the entire 12 months. The Lehman U.S. High Yield Bond Index registered a 2.74% total return.

Outlook

We believe the U.S. economy will grow at a somewhat slower pace over the next year. In 2005, a combination of relatively low interest rates and strong housing prices prompted aggressive borrowing by consumers as they were able to leverage housing capital to supplement current incomes and spending. This is unlikely to be repeated in 2006.

We think oil prices have likely peaked in the near term and will stabilize or even decline somewhat during 2006. Inflation will likely moderate with prices rising around 2% to 3% on a core basis, excluding volatile food and energy prices. Nevertheless, this will encourage the Fed to continue its policy of measured interest rate hikes.

Our outlook for U.S. stocks is moderately positive. We are mindful, however, that equity valuations remain higher than historical averages, and we expect that price volatility will continue as investors sort through positive and negative economic news. Bond returns will feel the drag of rising interest rates until the Fed has completed its tightening campaign. Investors will remain sensitive to signs of rising inflation or a slowing economy.

As always, your best strategy is to work with your Thrivent Investment Management registered representative to create an investment plan based on your goals, diversify your portfolio, and remain focused on the long term.

Thrivent Real Estate Securities Fund

Reginald L. Pfeifer, Portfolio Manager

The Thrivent Real Estate Securities Fund seeks to provide long-term capital appreciation and high current income by investing primarily in the equity securities of companies in the real estate industry.

The Fund is subject to risks arising from the fact that it concentrates its investments in only one industry. Real estate security prices are influenced by the underlying value of properties owned by the company, which may be influenced by the supply and demand for space and other factors. The real estate industry is cyclical, and the underlying value of securities issued by companies doing business in the real estate industry may be illiquid and fluctuate in value. These and other risks are described in the Fund’s prospectus.

How did Thrivent Real Estate Securities Fund perform for the six-month period ended Dec. 31, 2005?

Thrivent Real Estate Securities Fund generated a positive, competitive return in its first six months since inception on June 30, 2005. For the six-month period ended Dec. 31, 2005, the Fund generated a net return of 5.90%, while its peer group, the Lipper Real Estate Funds Category, returned 6.95% . The Fund’s benchmark, the NAREIT Equity REIT Index, delivered 5.44% for the same timeframe. We attribute the fact that the Fund trailed the median return of its peer group primarily to the transaction costs (i.e. brokerage commissions, transaction charges) incurred to establish new investments in the Fund. As assets increase, we are confident that these costs will diminish as a percentage of total assets, and expect the Fund’s costs and expenses to fall more in line with those of its peer group.

What market conditions were present during the period?

U.S. stocks closed out 2005 on a constructive note, rallying in the fourth quarter and generally lifting the major indices to positive territory for the period. The Dow Jones Industrial Average ended the period with a modest positive return as did the technology heavy NASDAQ Composite. Broader, more diversified indices fared better with the S&P 500 Index achieving mid single digit returns.

With the exception of a correction in the first quarter of 2005, real estate investment trust (REIT) stocks enjoyed steady overall demand and strong performance for the year, outperforming the broad U.S. equity markets for the sixth consecutive year. In terms of sectors, regional malls were once again a performance leader, outperforming all other property types except the self-storage sector. Office, industrial, and apartment REITs also performed well throughout the year. Conversely, health care REITs, which generally have long-term fixed rate leases, did not perform as well as property types that were able to generate steadily increasing rental income.

What factors affected the Fund’s performance?

The most prominent contributor to absolute and relative performance versus the benchmark was individual security selection. Our stock selection was particularly beneficial within the office REITs sector, followed by industrial, shopping center, and apartment REITs, respectively.

Second, absolute performance was positively impacted by our overweighted exposure versus benchmark to industrial properties, which were up 14.3% (within the Index) during the second half of 2005. On the other hand, our decision to underweight our exposure to health care REITs, which delivered negative performance for the six-month period, also contributed strongly to our performance results.

Top 10 Holdings
(% of Portfolio)

Simon Property Group, Inc.	5.6%
ProLogis Trust	3.8%
General Growth Properties, Inc.	3.1%
Vornado Realty Trust	3.0%
Avalonbay Communities, Inc.	2.8%
Boston Properties, Inc.	2.8%
Equity Residential REIT	2.5%
Archstone-Smith Trust	2.5%
Starwood Hotels & Resorts Worldwide, Inc.	2.5%
Host Marriott Corporation	2.3%

These common stocks represent 30.9% of the total
investment portfolio.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Top Industries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The fact that we maintained exposure to mortgage REITs, as well as to companies engaged in real estate lending, had a modest negative impact on Fund performance. However, since this exposure averaged just 1% of total assets, the overall impact these holdings had on our returns was minimal.

What is your outlook?

We believe that regional mall, shopping center, and lodging properties currently offer the most favorable risk/return characteristics. These property types currently enjoy strong demand, limited new supply, increasing occupancies and rising rental rates. In addition, they are attractively valued in comparison to the other sectors of the REIT market. We have positioned our office sector holdings in those companies with exposure to the strongest markets, which currently are New York City, Washington D.C. and Southern California. Finally, we anticipate favorable improvement in the multifamily property sector, which is beginning to show strong fundamental improvement and a renewed ability to increase rents. We maintain a positive outlook for real estate investments in general, and REIT stocks specifically, given their attractive income, appreciation and portfolio diversification benefits.

	Portfolio Facts
	As of December 31, 2005
	A Share	Institutional Share
	------------------	------------------
Ticker	TREFX	TREIX
Transfer Agent ID	69	469
Net Assets	$9,958,343	$14,939,796
NAV	$10.42	$10.42
NAV -- High†	8/2/2005 -- $10.77	8/2/2005 -- $10.77
NAV -- Low†	10/13/2005 -- $9.53	10/13/2005 -- $9.53
Number of Holdings: 170	† For the period ended December 31, 2005

Average Annual Total Returns[2]
As of December 31, 2005

From
Inception
Class A1	6/30/2005

without sales charge	5.90%
with sales charge	0.09%

From
Inception
Institutional Class[1]	6/30/2005

total return	6.11%

1 Class A performance has been restated to reflect the maximum sales charge of 5.5% . Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. The Fund primarily invests in real estate-related industries; as a consequence, the Fund may be subject to greater price volatility than a fund investing in a broad range of industries. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and NAREIT Equity REIT Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The NAREIT Equity REIT Index is an unmanaged capitalization-weighted index of all equity real estate investment trusts. It is not possible to invest directly in this Index. The performance of this Index does not reflect deductions for fees, expanses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Shareholder Expense Example

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 through December 31, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. A small account fee of $12 is charged to Class A shareholder accounts if the value falls below the stated account minimum of $1,000. This fee is not included in the table below. If it were, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small account fee of $12 is charged to Class A shareholder accounts if the value falls below the stated account minimum of $1,000. This fee is not included in the table below. If it were, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During	Annualized
	Value	Value	Period *	Expense
	7/1/05	12/31/05	7/1/2005 -- 12/31/2005	Ratio
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Thrivent Real Estate Securities Fund
Actual
Class A	$1,000	$1,059	$5.50	1.06%
Institutional Class	$1,000	$1,061	$1.61	0.31%
Hypothetical **
Class A	$1,000	$1,020	$5.40	1.06%
Institutional Class	$1,000	$1,024	$1.58	0.31%

*Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

**Assuming 5% total return before expenses.

PricewaterhouseCoopers LLP 225 South Sixth Street Suite 1400 Minneapolis, MN 55402 Telephone (612) 596 6000

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of
Thrivent Mutual Funds:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thrivent Real Estate Securities Fund (one of the funds constituting the Thrivent Mutual Funds, hereafter referred to as the “Fund”) at December 31, 2005, the results of its operations, changes in its net assets and financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

February 16, 2006

Real Estate Securities Fund Schedule of Investments as of December 31, 2005(a)

Shares	Common Stock (87.7%)	Value	Shares	Common Stock (87.7%)	Value

Consumer Discretionary (4.6%)
300	D.R. Horton, Inc.	$10,719	4,700	CBL & Associates Properties, Inc.(c)	$185,697
700	Fairmont Hotels & Resorts, Inc.	29,687	2,200	Cedar Shopping Centers, Inc.(c)	30,954
1,300	Great Wolf Resorts, Inc.(b,c)	13,403	2,600	CenterPoint Properties Trust	128,648
200	Harrah’s Entertainment, Inc.	14,258	500	CentraCore Properties Trust	13,435
15,100	Hilton Hotels Corporation	364,061	500	Cogdell Spencer, Inc.	8,445
2,000	InterContinental Hotels Group plc(c)	28,900	2,700	Colonial Properties Trust	113,346
2,100	Jameson Inns, Inc.(b,c)	4,515	2,100	Columbia Equity Trust, Inc.	33,915
4,200	La Quinta Corporation(b)	46,788	1,400	Commercial Net Lease Realty, Inc.	28,518
600	Lodgian, Inc.(b)	6,438	5,900	Corporate Office Properties Trust	209,686
900	Marriott International, Inc.	60,273	300	Countrywide Financial
400	Orient Express Hotels, Ltd.	12,608		Corporation	10,257
10,600	Starwood Hotels & Resorts		3,400	Cousins Properties, Inc.	96,220
	Worldwide, Inc.	676,916	3,500	Crescent Real Estate

	Total Consumer			Equities Company(c)	69,370
	Discretionary	1,268,566	700	Deerfield Triarc

				Capital Corporation(c)	9,590
Financials (83.0%)			9,600	Developers Diversified
3,100	Acadia Realty Trust	62,155		Realty Corporation	451,392
900	Agree Realty Corporation	26,010	1,600	DiamondRock
3,500	Alexandria Real Estate			Hospitality Company(c)	19,136
	Equities, Inc.	281,750	2,500	Digital Realty Trust, Inc.	56,575
9,000	AMB Property Corporation	442,530	5,300	Duke Realty Corporation	177,020
2,500	American Campus		5,100	Eagle Hospitality Properties
	Communities, Inc.	62,000		Trust, Inc.(c)	38,913
2,300	American Financial Realty Trust	27,600	2,500	EastGroup Properties, Inc.	112,900
4,200	Apartment Investment &		1,900	Education Realty Trust, Inc.(c)	24,491
	Management Company	159,054	900	Entertainment Properties Trust	36,675
16,200	Archstone-Smith Trust	678,618	2,400	Equity Inns, Inc.	32,520
5,800	Arden Realty Group, Inc.	260,014	2,500	Equity Lifestyle Properties, Inc.	111,250
2,100	Ashford Hospitality Trust(c)	22,029	18,900	Equity Office Properties Trust	573,237
1,800	Associated Estates		2,400	Equity One, Inc.(c)	55,488
	Realty Corporation	16,272	17,900	Equity Residential REIT	700,248
8,700	Avalonbay Communities, Inc.	776,475	3,200	Essex Property Trust, Inc.	295,040
600	Bedford Property Investors, Inc.(c)	13,164	3,400	Extra Space Storage, Inc.(c)	52,360
5,900	BioMed Realty Trust, Inc.	143,960	100	Federal Home Loan
300	BNP Residential Properties, Inc.	4,800		Mortgage Corporation	6,535
10,300	Boston Properties, Inc.	763,539	300	Federal National
6,100	Brandywine Realty Trust(c)	170,251		Mortgage Association	14,643
3,700	BRE Properties, Inc.	168,276	4,900	Federal Realty Investment Trust	297,185
800	Brookfield Asset Management, Inc.	40,264	900	FelCor Lodging Trust, Inc.(c)	15,489
14,500	Brookfield Properties Corporation	426,590	1,500	Feldman Mall Properties, Inc.(c)	18,015
5,600	Camden Property Trust	324,352	200	First American Corporation	9,060
400	Capital Trust, Inc.(c)	11,712	1,300	First Industrial Realty Trust, Inc.(c)	50,050
6,000	CarrAmerica Realty Corporation	207,780	2,700	First Potomac Realty Trust	71,820
400	CB Richard Ellis Group, Inc.(b)	23,540	3,000	Forest City Enterprises	113,790

The accompanying notes to the financial statements are an integral part of this schedule.

Real Estate Securities Fund
Schedule of Investments as of December 31, 2005(a)

Shares	Common Stock (87.7%)	Value	Shares	Common Stock (87.7%)	Value

Financials -- continued			3,700	Nationwide Health
18,200	General Growth Properties, Inc.	$855,218		Properties, Inc.(c)	$79,180
100	Getty Realty Corporation	2,629	200	New Century
1,500	Glenborough Realty Trust, Inc.(c)	27,150		Financial Corporation(c)	7,214
2,600	Glimcher Realty Trust(c)	63,232	3,900	New Plan Excel Realty Trust, Inc.	90,402
1,000	Global Signal, Inc.	43,160	2,100	Newcastle Investment
2,300	GMH Communities Trust	35,673		Corporation(c)	52,185
900	Gramercy Capital Corporation(c)	20,502	200	Newkirk Realty Trust, Inc.	3,100
3,300	Health Care		3,500	NorthStar Realty
	Property Investors, Inc.	84,348		Finance Corporation(c)	35,665
1,800	Health Care REIT, Inc.	61,020	1,400	Omega Healthcare Investors, Inc.	17,626
2,100	Healthcare Realty Trust, Inc.	69,867	4,100	Pan Pacific Retail Properties, Inc.	274,249
2,600	Heritage Property		900	Parkway Properties, Inc.	36,126
	Investment Trust(c)	86,840	2,200	Penn Real Estate Investment
3,600	Hersha Hospitality Trust(c)	32,436		Trust(c)	82,192
3,900	Highland Hospitality Corporation	43,095	1,000	Plum Creek Timber
3,000	Highwoods Properties, Inc.	85,350		Company, Inc.	36,050
2,900	Home Properties, Inc.	118,320	3,700	Post Properties, Inc.	147,815
1,900	Hospitality Properties Trust	76,190	4,900	Prentiss Properties Trust	199,332
34,200	Host Marriott Corporation	648,090	22,208	ProLogis Trust	1,037,558
4,500	HRPT Properties Trust	46,575	2,300	PS Business Parks, Inc.	113,160
1,200	Inland Real Estate Corporation(c)	17,748	8,500	Public Storage, Inc.	575,620
3,500	Innkeepers USA Trust	56,000	800	RAIT Investment Trust(c)	20,736
3,400	iStar Financial, Inc.	121,210	1,700	Ramco-Gershenson
2,200	Jer Investors Trust, Inc.(c)	37,290		Properties Trust(c)	45,305
100	Jones Lang LaSalle, Inc.	5,035	300	Rayonier, Inc. REIT	11,955
3,300	Kilroy Realty Corporation	204,270	1,100	Realty Income Corporation	23,782
13,700	Kimco Realty Corporation	439,496	8,400	Reckson Associates Realty
4,900	Kite Realty Group Trust	75,803		Corporation	302,232
1,800	KKR Financial Corporation	43,182	8,000	Regency Centers Corporation	471,600
4,100	LaSalle Hotel Properties	150,552	4,000	Republic Property Trust(b,c)	48,000
2,800	Lexington Corporate		300	Saul Centers, Inc.	10,830
	Properties Trust	59,640	4,800	Senior Housing Property Trust(c)	81,168
5,500	Liberty Property Trust(c)	235,675	2,500	Shurgard Storage Centers, Inc.	141,775
200	LTC Properties, Inc.(c)	4,206	20,000	Simon Property Group, Inc.	1,532,599
6,000	Macerich Company	402,840	6,500	SL Green Realty Corporation	496,535
4,700	Mack-Cali Realty Corporation	203,040	1,700	Sovran Self Storage, Inc.	79,849
4,800	Maguire Properties, Inc.	148,320	6,400	Spirit Finance Corporation	72,640
1,000	Medical Properties Trust, Inc.	9,780	700	St. Joe Company(c)	47,054
3,000	MeriStar Hospitality		3,900	Strategic Hotel Capital, Inc.(c)	80,262
	Corporation(b)	28,200	1,400	Sun Communities, Inc.	43,960
2,300	Mid-America Apartment		3,000	Sunstone Hotel Investors, Inc.	79,710
	Communities, Inc.	111,550	2,500	Tanger Factory Outlet
6,000	Mills Corporation	251,640		Centers, Inc.	71,850
1,100	MortgageIT Holdings, Inc.(c)	15,026	5,000	Taubman Centers, Inc.	173,750
500	National Health Investors, Inc.(c)	12,980	100	Thornburg Mortgage, Inc.(c)	2,620

The accompanying notes to the financial statements are an integral part of this schedule.

Real Estate Securities Fund
Schedule of Investments as of December 31, 2005(a)

Shares	Common Stock (87.7%)	Value	Shares	Common Stock (87.7%)		Value

2,800	Town & Country Trust(c)	$94,668	Health Care (d)
9,600	Trizec Properties, Inc.	220,032	200	American Retirement Corporation(b,c)		$5,026
1,000	Trustreet Properties, Inc.(c)	14,620	200	Brookdale Senior Living, Inc.(c)		5,962

10,000	United Dominion			Total Health Care		10,988

	Realty Trust, Inc.	234,400
100	Universal Health		Industrials (d)
	Realty Income Trust	3,134	100	Alexander & Baldwin, Inc.		5,424
600	Urstadt Biddle Properties(c)	9,726	400	Cendant Corporation		6,900

3,400	U-Store-It Trust	71,570		Total Industrials		12,324

8,000	Ventas, Inc.	256,160
9,800	Vornado Realty Trust	818,006	Telecommunications Services (0.1%)
400	Washington Real Estate		700	American Tower Corporation(b)		18,970

	Investment Trust	12,140		Total Telecommunications
2,500	Weingarten Realty Investors	94,525		Services		18,970

900	Windrose Medical

	Properties Trust	13,374		Total Common Stock
1,300	Winston Hotels, Inc.(c)	12,870		(cost $23,508,005)		24,209,585

	Total Financials	22,898,737

				Interest	Maturity
Shares	Collateral Held for Securities Loaned (6.7%)			Rate(e)	Date	Value

1,836,403	Thrivent Financial Securities Lending Trust			4.300%	N/A	$1,836,403

		Total Collateral Held for Securities Loaned
		(cost $1,836,403)				1,836,403

Shares or
Principal				Interest	Maturity
Amount	Short-Term Investments (5.6%)			Rate(e)	Date	Value

$1,550,000	Federal Home Loan Mortgage Corporation			2.266%	1/3/2006	$1,549,712
6,941	Thrivent Money Market Fund			3.940	N/A	6,941

		Total Short-Term Investments (at amortized cost)				1,556,653

		Total Investments (cost $26,901,061)				$27,602,641

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(H) of the Notes to Financial Statements.

(d) The market value of the denoted categories of investments represents less than 0.1% of the total investments of the Thrivent Real Estate Securities Fund.

(e) The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.

Thrivent Mutual Funds
Statement of Assets and Liabilities

Real Estate
As of December 31, 2005	Securities Fund

Assets
Investments at cost	$26,901,061
Investments in securities at market value	25,759,297
Investments in affiliates at market value	1,843,344

Investments at market value	27,602,641
Cash	3,886
Dividends and interest receivable	113,528
Prepaid expenses	21,550
Receivable for investments sold	110,040
Receivable for fund shares sold	138,054
Receivable from affiliate	6,132

Total Assets	27,995,831
Liabilities
Distributions payable	1,088
Accrued expenses	11,953
Payable for investments purchased	1,248,171
Payable upon return of collateral for securities loaned	1,836,403
Payable for fund shares redeemed	77

Total Liabilities	3,097,692
Net Assets
Capital stock (beneficial interest)	24,264,350
Accumulated undistributed net investment income/(loss)	(1,398)
Accumulated undistributed net realized gain/(loss) on
investments and foreign currency transactions	(66,393)
Net unrealized appreciation/(depreciation) on:
Investments	701,580

Total Net Assets	$24,898,139
Class A Share Capital	$9,958,343
Shares of beneficial interest outstanding (class A)	955,937
Net asset value per share	$10.42
Maximum public offering price	$11.03
Class I Share Capital	$14,939,796
Shares of beneficial interest outstanding (class I)	1,433,377
Net asset value per share	$10.42

The accompanying notes to the financial statements are an integral part of this statement.

Thrivent Mutual Funds
Statement of Operations

Real Estate
For the Year Ended December 31, 2005(a)	Securities Fund

Investment Income
Dividends	$240,255
Taxable interest	16,661
Income from securities loaned	435
Income from affiliated investments	3,507
Foreign dividend tax withholding	(543)

Total Investment Income	260,315

Expenses
Adviser fees	59,559
Accounting and pricing fees	9,852
Administrative service fees	1,489
Amortization of offering costs	15,288
Audit and legal fees	17,493
Custody fees	18,055
Distribution expense Class A	9,902
Insurance expense	1,786
Printing and postage expense Class A	3,894
Printing and postage expense Class I	195
SEC and state registration expenses	902
Transfer agent fee Class A	5,507
Transfer agent fee Class I	64
Trustees’ fees	1,369
Other expenses	1,574

Total Expenses Before Reimbursement	146,929

Less:
Reimbursement from adviser	(94,002)
Custody earnings credit	(325)

Total Net Expenses	52,602

Net Investment Income/(Loss)	207,713

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments	34,301
Change in net unrealized appreciation/(depreciation) on:
Investments	701,580

Net Realized and Unrealized Gains/(Losses) on

Investments and Foreign Currency Transactions	735,881

Net Increase/(Decrease) in Net Assets Resulting

From Operations	$943,594

(a) For the period from June 30, 2005 (inception) to December 31, 2005

The accompanying notes to the financial statements are an integral part of this statement.

Thrivent Mutual Funds
Statement of Changes in Net Assets

Real Estate
Securities Fund
----------------------------------------
For the Year Ended	12/31/2005(a)

Operations
Net investment income/(loss)	$207,713
Net realized gains/(losses) on:
Investments	34,301
Change in net unrealized appreciation/(depreciation) on:
Investments	701,580

Net Change in Net Assets Resulting

From Operations	943,594

Distributions to Shareholders
From net investment income	(224,399)
From net realized gains	(100,694)
From return of capital	(28,084)

Total Distributions to Shareholders	(353,177)

Capital Stock Transactions	24,307,722

Net Increase/(Decrease) in Net Assets	24,898,139

Net Assets, Beginning of Period	--

Net Assets, End of Period	$24,898,139

(a) Since fund inception, June 30, 2005

The accompanying notes to the financial statements are an integral part of this statement.

NOTES TO FINANCIAL STATEMENTS As of December 31, 2005

(1) ORGANIZATION

Thrivent Mutual Funds (the “Trust”) was organized as a Massachusetts Business Trust on March 10, 1987 and is registered as an open-end management investment company under the Investment Company Act of 1940. The Trust is divided into thirty separate series (the “Funds”), each with its own investment objective and policies. The Trust currently consists of four allocation funds, eighteen equity funds, seven fixed-income funds, and one money market fund. The Trust commenced operations on July 16, 1987.

Thrivent Real Estate Securities Fund (the “Fund”) commenced operations on June 30, 2005. The other Funds of the Trust are presented under separate annual reports.

The Fund offers two classes of shares: Class A and Institutional Class. The two classes of shares differ principally in their respective distribution expenses and arrangements. Class A shares have a 0.25% annual 12b-1 fee and a maximum front-end sales load of 5.50% . Institutional Class shares are offered at net asset value and have no annual 12b-1 fees. The two classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only an individual class.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide general damage clauses. The Trust’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments -- Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Security prices are based on quotes that are obtained from an independent pricing service approved by the Board of Trustees. The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange listed options and futures contracts are valued at the last quoted sales price. Short-term securities with maturities of 60 days or less are valued at amortized cost. Mutual funds are valued at their net asset value at the close of each business day.

All securities for which market values are not readily available or deemed unreliable are appraised at fair value as determined in good faith under the direction of the Board of Trustees.

(B) Federal Income Taxes -- No provision has been made for income taxes because the Fund’s policy is to qualify as regulated investment companies under the Internal Revenue Code and distribute substantially all taxable income on a timely basis. It is also the intention of the Fund to distribute an amount sufficient to avoid imposition of any federal excise tax. The Fund, accordingly, anticipates paying no federal taxes, and therefore, no federal tax provision is recorded. The Fund is treated as a separate taxable entity for federal income tax purposes. The Fund may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividend paid deduction.

(C) Income and Expenses -- Estimated expenses are accrued daily. The Fund is charged for those expenses that are directly attributable to it. Expenses that are not directly attributable to the Fund are allocated among all appropriate Funds in proportion to their respective net assets, number of shareholder accounts or other reasonable basis. Net investment income, expenses which are not class-specific and realized and unrealized gains and losses are allocated directly to each class based upon the relative net asset value of outstanding shares, or the value of dividend eligible shares, as appropriate for each class of shares.

Interest income is accrued daily and is determined on the basis of interest or discount earned on all debt securities, including accretion of market discount and original issue discount and amortization of premium. Dividend income is recorded on the ex-dividend date. For preferred stock payment-in-kind securities, income is recorded on the ex-dividend date in the amount of the value received.

Notes to Financial Statements As of December 31, 2005

(D) Custody Earnings Credit -- The Fund has a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments.

(E) Distributions to Shareholders -- Net investment income is distributed to each shareholder as a dividend. Dividends from the Fund are declared and distributed quarterly. It is possible that such dividends may be reclassified as return of capital or capital gains after year end. Such determination can not be made until tax information is received from the real estate investments of the Fund. Net realized gains from securities transactions, if any, are distributed at least annually.

(F) Options -- The Fund may buy put and call options and write covered put and call options. The Fund may use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid. During the period ended December 31, 2005, the Fund did not participate in this type of investment.

(G) Financial Futures Contracts -- The Fund may use futures contracts to manage the exposure to interest rate and market fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are pledged to the broker. Additional securities held by the Fund may be earmarked as collateral for open futures contracts. The futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. During the period ended December 31, 2005, the Fund did not participate in this type of investment.

(H) Securities Lending -- The Trust has entered into Securities Lending Agreement (the “Agreement”) with State Street Bank and Trust Company (“State Street Bank”). The Agreement authorizes State Street Bank to lend securities to authorized borrowers on behalf of the Funds. Pursuant to the Agreement, all loaned securities are collateralized by cash equal to at least 102% of the value of the loaned securities. All cash collateral received is invested in Thrivent Financial Securities Lending Trust. Amounts earned on investments in Thrivent Financial Securities Lending Trust, net of rebates and other securities lending expenses, are included in Income from Securities Loaned on the Statement of Operations. As payment for its services, State Street Bank receives a portion of the fee income and earnings on the collateral. By investing any cash collateral it receives in these transactions, the Fund could realize additional gains or losses. If the borrower fails to return the securities and the invested collateral has declined in value, the Fund could lose money. The Agreement grants and transfers to State Street Bank a lien upon collateralized assets in the possession of State Street Bank. As of December 31, 2005, $1,785,836 of securities were on loan.

(I) When-Issued and Delayed Delivery Transactions --

The Fund may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

(J) Credit Risk -- The Fund may be susceptible to credit risk to the extent an issuer defaults on its payment obligation. The Fund’s policy is to monitor the creditworthiness of issuers. Interest receivables on defaulted securities are monitored for ability to collect payments in default and are adjusted accordingly.

Notes to Financial Statements As of December 31, 2005

(K) Accounting Estimates -- The preparation of finan-cial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the finan-cial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

(L) Other -- For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains or losses on sales are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees -- The Trust has entered into an Investment Advisory Agreement with Thrivent Investment Management Inc. (Thrivent Investment Mgt.), (“the Adviser”). Thrivent Investment Mgt. is a wholly owned subsidiary of Thrivent Financial for Lutherans (Thrivent Financial). Under the Investment Advisory Agreement, the Fund pays a fee for investment advisory services. The fee is accrued daily and paid monthly. The annual rate of fees under the Investment Advisory Agreement was 0.80% of the average daily net assets of the Fund. Effective January 1, 2006, the Adviser changed from Thrivent Investment Mgt. to Thrivent Asset Management, LLC.

The Adviser has contractually agreed, through at least June 30, 2006, to reimburse expenses by 0.80% of the average daily net assets of the Fund. Additionally, the Adviser has agreed to voluntarily reimburse expenses by 0.50% of the average daily net assets of the Fund. This voluntary expense reimbursement may be discontinued at any time.

The Fund may invest cash in Thrivent Money Market Fund, subject to certain limitations. These related-party transactions are subject to the same terms as non-related party transactions except that, to avoid duplicate investment advisory fees, Thrivent Investment Mgt. reimburses an amount equal to the smaller of the amount of the advisory fee for the Fund or the amount of the advisory fee, which is charged to the Fund for its investment in the Thrivent Money Market Fund.

(B) Distribution Plan -- Thrivent Investment Mgt. is also the Trust’s distributor. The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Class A shares have a Rule 12b-1 fee of 0.25% of average net assets.

(C) Sales Charges and Other Fees -- For the period ended December 31, 2005, Thrivent Investment Mgt. received aggregate fees for underwriting concessions of $32,959 from the Fund.

The Trust has entered into an accounting services agreement with Thrivent Financial pursuant to which Thrivent Financial provides certain accounting personnel and services. For the period ended December 31, 2005, Thrivent Financial received aggregate fees for accounting personnel and services of $9,000 from the Fund.

The Trust has entered into an agreement with Thrivent Investment Mgt. to provide certain administrative personnel and services to the Fund. For the period ended December 31, 2005, Thrivent Investment Mgt. received aggregate fees for administrative services of $1,489 from the Fund.

The Trust has entered into an agreement with Thrivent Financial Investor Services Inc. (Thrivent Investor Services) to provide the Fund with transfer agent services. For the period ended December 31, 2005, Thrivent Investor Services received aggregate fees for transfer agent services of $5,608 from the Fund.

Each Trustee is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Trustee’s fees as if invested in any one of the Funds. The value of each Trustee’s deferred compensation account will increase or decrease as if it were invested in shares of the selected Funds. The deferred fees remain in the Fund until distribution in accordance with the plan. The deferred fee liability is an unsecured liability.

Those Trustees not participating in the above plan received $605 in fees from the Trust for the period ended December 31, 2005. No remuneration has been paid by the Trust to any of the Officers or affiliated Trustees of the Trust. In addition, the Trust reimbursed unaffiliated Trustees for reasonable expenses incurred in relation to attendance at the meetings.

Certain Officers and non-independent Trustees of the Fund are officers and directors of Thrivent Investment Mgt. and Thrivent Investor Services; however, they receive no compensation from the Fund.

Notes to Financial Statements
As of December 31, 2005

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made to increase Accumulated Net Investment Income/(Loss) by $15,288, and to decrease Trust Capital by $15,288.

During the short year ended December 31, 2005, the Fund distributed $236,840 of Ordinary Income, $88,253 of Long-Term Capital Gain and $28,084 of Return of Capital.

At December 31, 2005, the cost for federal income tax purposes, unrealized appreciation on investments, unrealized depreciation on investments, and net unrealized appreciation were $26,967,454, $919,857, ($284,670), and $635,187, respectively.

(5) DISTRIBUTIONS BY CLASS

Distributions to shareholders, by class, for the period ended December 31, 2005, were $94,915 and $129,484 from net investment income, $40,464 and $60,230 from net realized gains and $12,575 and $15,509 from return of capital for Class A and Institutional Class, respectively.

(6) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities -- During the period ended December 31, 2005, there were $25,878,230 in purchases and $2,270,269 sales in other than short-term securities. All purchases were in non U.S. Government obligations.

(B) Investments in High-Yielding Securities -- The Fund may invest in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

(C) Investments in Options and Futures Contracts -- The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Fund’s hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction, which could result in additional losses to the Fund.

(7) INVESTMENTS IN AFFILIATES

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund. A summary of transactions for the year ended December 31, 2005, in the Thrivent Money Market Fund and Thrivent Securities Lending Trust, are as follows:

	Gross	Gross	Balance of		Dividend Income
	Purchases and	Sales and	Shares Held	Value	June 30, 2005 –
Portfolio	Additions	Reductions	December 31, 2005	December 31, 2005	December 31 2005

Thrivent Money Market	$4,637,006	$4,630,065	6,941	$6,941	$3,507
Thrivent Securities Lending Trust	4,539,250	2,702,847	1,836,403	1,836,403	N/A

Notes to Financial Statements As of December 31, 2005

(8) RELATED PARTY TRANSACTIONS

As of December 31, 2005, a related party held 503,448, or 21.1%, of the Fund’s outstanding shares. The related party increased its ownership to 1,113,994, or 44.0%, of the Fund’s outstanding shares on January 19, 2006.

(9) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest of the Fund. During the period, transactions in Fund shares were as follows:

	Class A		Institutional Class
	-------------------------------------------------------------------------------------------		-------------------------------------------------------------------------------------------
Period Ended December 31, 2005[1]	Shares	Amount	Shares	Amount
---------------------------------------------------------	----------------	----------------	----------------	----------------
Sold	1,061,731	$10,774,484	1,439,461	$14,698,842
Dividends and distributions reinvested	14,279	147,802	19,717	204,666
Redeemed	(120,073)	(1,242,007)	(25,801)	(276,065)
	----------------	----------------	----------------	----------------
Net change	955,937	$ 9,680,279	1,433,377	$14,627,443
	===========	===========	===========	===========

1Fund’s inception was June 30, 2005

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Thrivent Mutual Funds Financial Highlights

F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Less Distributions
		Income from Investment Operations				from
	----------------------------------------------------------------------------------------------------------				--------------------------------------------------------------------------
	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized	Net
	Beginning Investment		Gain (Loss) on	Investment	Investment	Gain on	Return of
	of Period	Income	Investments(b)	Operations	Income	Investments	Capital
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND
Class A Shares
Period Ended 12/31/2005(e)	$10.00	$0.11	$0.48	$0.59	$(0.11)	$(0.04)	(0.02)
Class I Shares
Period Ended 12/31/2005(e)	$10.00	0.12	0.49	0.61	(0.13)	(0.04)	(0.02)

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

The accompanying notes to the financial statements are an integral part of this schedule.

Thrivent Mutual Funds Financial Highlights -- continued

R A T I O S / S U P P L E M E N T A L D A T A
------------------------------------------------		----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average
Net Assets Before Expenses
				Ratios to Average Net		Waived, Credited or Paid
				Assets(d)		Indirectly(d)
	Net Asset			---------------------------------------------------------------		--------------------------------------------------------------------------------
	Value,		Net Assets		Net		Net	Portfolio
Total	End of	Total	End of Period		Investment		Investment	Turnover
Distributions	Period	Return(c)	(in millions)	Expenses	Income (Loss)	Expenses	Income (Loss)	Rate
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

$(0.17)	$10.42	5.90%	$10.0	1.06%	2.30%	2.30%	1.07%	16%

(0.19)	10.42	6.11%	$14.9	0.31%	3.34%	1.61%	2.04%	16%

(d) Computed on an annualized basis for periods less than one year.

(e) Since fund inception, June 30, 2005.

The accompanying notes to the financial statements are an integral part of this schedule.

Additional Information

(unaudited)

Proxy Voting

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are attached to the Trust’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by calling 1-800-847-4836. You also may review the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at the Thrivent Financial web site (www.thrivent.com) or the SEC web site (www.sec.gov).

Quarterly Schedule of Portfolio Holdings

The Trust files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Trust’s Forms N-Q by calling 1-800-847-4836. The Trust’s Forms N-Q also are available on the Thrivent Financial web site (www.thrivent.com) or the SEC web site (www.sec.gov). You also may review and copy the Forms N-Q for the Trust at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 1-202-551-8090.

Shareholder Notification of Federal Tax Information

The following information is provided solely to satisfy the requirements set forth by the Internal Revenue Code. Shareholders will be provided information regarding their distributions in February 2006.

The Fund designates 6% of dividends declared from net investment income as dividends qualifying for the 70% dividends received deduction for corporations, and 6% as qual-ified dividend income for individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003 for the tax period ending December 31, 2005.

The Fund designates the $88,253 as distributions of long-term capital gains. This amount may include earnings and profits distributed to shareholders on the redemption of shares as part of the dividend paid deduction.

Board of Trustees and Officers

The following table provides information about the Trustees and Officers of the Trust. Each Trustee oversees each of 30 series of the Trust and also serves as:

* Director of Thrivent Series Fund, Inc., a registered investment company consisting of 31 Portfolios that serve as underlying funds for variable contracts issued by Thrivent Financial for Lutherans (“Thrivent Financial”) and Thrivent Life Insurance Company (“TLIC”) and investment options in the retirement plan offered by Thrivent Financial

* Trustee of Thrivent Financial Securities Lending Trust, a registered investment company consisting of one Portfolio that serves as a cash collateral fund for a securities lending program sponsored by Thrivent Financial.

The 30 series of the Trust, 31 Portfolios of Thrivent Series Fund, Inc., and Thrivent Financial Securities Lending Trust are referred to herein as the “Fund Complex.” The Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-847-4836.

Interested Trustee[1]
Number of
Series and/or
	Position	Portfolios in	Principal
	with Trust	Fund Complex	Occupation	Other
Name, Address,	and Length	Overseen	During the	Directorships
and Age	of Service[2]	by Trustee	Past 5 Years	Held by Trustee

Pamela J. Moret	President since 2002	62	Executive Vice President,	Director, Lutheran World
625 Fourth Avenue South	and Trustee since 2004		Marketing and Products,	Relief; Director, Minnesota
Minneapolis, MN			Thrivent Financial since	Public Radio
Age 50			2002; Senior Vice
President, Products,
American Express
Financial Advisors from
2000 to 2001; Vice
President, Variable Assets,
American Express
Financial Advisors
from 1996 to 2000

Board of Trustees and Officers

Independent Trustees[3]
Number of
Series and/or
	Position	Portfolios in	Principal
	with Trust	Fund Complex	Occupation	Other
Name, Address,	and Length	Overseen	During the	Directorships
and Age	of Service[2]	by Trustee	Past 5 Years	Held by Trustee

F. Gregory Campbell	Trustee since 1992	62	President, Carthage	Director, National
625 Fourth Avenue South			College	Association of Independent
Minneapolis, MN				Colleges and Universities;
Age 66				Director, Johnson Family
Funds, Inc., an investment
company consisting of four
portfolios; Director,
Kenosha Hospital and
Medical Center Board;
Director, Prairie School
Board; Director, United
Health Systems Board

Herbert F. Eggerding, Jr.	Lead Trustee	62	Management consultant	None
625 Fourth Avenue South	since 2003		to several privately
Minneapolis, MN			owned companies
Age 68

Noel K. Estenson	Trustee since 2004	62	Retired; previously	None
625 Fourth Avenue South			President and Chief
Minneapolis, MN			Executive Officer, Cenex
Age 67			Harvest State (farm supply
and marketing and
food business)

Richard L. Gady	Trustee since 1987	62	Retired; previously Vice	Director, International
625 Fourth Avenue South			President, Public	Agricultural Marketing
Minneapolis, MN			Affairs and Chief	Association
Age 62			Economist, Conagra,
Inc. (agribusiness)

Richard A. Hauser	Trustee since 2004	62	President, National Legal	Director, The Washington
625 Fourth Avenue South			Center for the Public	Hospital Center
Minneapolis, MN			Interest, since 2004;
Age 62			General Counsel, U.S.
Department of Housing
and Urban Development,
2001 to 2004; Partner,
Baker & Hosteller,
1986 to 2001

Connie M. Levi	Trustee since 2004	62	Retired	Director, Norstan, Inc.
625 Fourth Avenue South
Minneapolis, MN
Age 66

24

Board of Trustees and Officers

Independent Trustees[3] -- continued
Number of
Series and/or
		Position	Portfolios in	Principal
		with Trust	Fund Complex	Occupation	Other
Name, Address,		and Length	Overseen	During the	Directorships
and Age		of Service[2]	by Trustee	Past 5 Years	Held by Trustee

Edward W. Smeds		Chairman and Trustee	62	Retired	Chairman of Carthage
625	Fourth Avenue South	since 1999			College Board
Minneapolis, MN
Age	70

Executive Officers
Position with Trust
Name, Address,		and Length
and Age		of Service[2]		Principal Occupation During the Past 5 Years

Pamela J. Moret		President since 2002		Executive Vice President, Marketing and Products, Thrivent
625	Fourth Avenue South			Financial since 2002; Senior Vice President, Products,
Minneapolis, MN				American Express Financial Advisors from 2000 to 2001; Vice
Age	50			President, Variable Assets, American Express Financial Advisors
from 1996 to 2000

James M. Odland		Secretary and Chief Legal		Vice President, Office of the General Counsel, Thrivent
625	Fourth Avenue South	Officer since 2005		Financial for Lutherans since 2005; Senior Securities Counsel,
Minneapolis, MN				Allianz Life Insurance Company from January 2005 to
Age	50			August 2005; Vice President and Chief Legal Officer,
Woodbury Financial Services, Inc., from September 2003 to
January 2005; Vice President and Group Counsel, Corporate
Practice Group, American Express Financial Advisors, Inc.,
from 2001 to 2003

Katie S. Kloster		Vice President and Chief		Vice President and Rule 38a-1 Chief Compliance Officer,
625	Fourth Avenue South	Compliance Officer		since 2004; previously Vice President and Comptroller of
Minneapolis, MN		since 2004	Thrivent Financial
Age	41

Gerard V. Vaillancourt		Treasurer and Principal		Head of Mutual Fund Accounting, Thrivent Financial since
625	Fourth Avenue South	Financial Officer		2005; Director, Fund Accounting Administration, Thrivent
Minneapolis, MN		since 2005		Financial from 2002 to 2005; Manager, Portfolio Compliance,
Age	38			Lutheran Brotherhood from 2001 to 2002; Manager, Fund
Accounting, Minnesota Life from 2000 to 2001

Russell W. Swansen		Vice President since 2004		Senior Vice President and Chief Investment Officer, Thrivent
625	Fourth Avenue South			Financial since 2004; Managing Director, Colonade Advisors,
Minneapolis, MN				LLC, from 2001 to 2003; President and Chief Investment
Age	48			Officer of PPM America from 1999 to 2000

Board of Trustees and Officers

Executive Officers -- continued
Position with Trust
Name, Address,		and Length
and Age		of Service[2]	Principal Occupation During the Past 5 Years

Nikki L. Sorum		Vice President since 2004	Senior Vice President, Business Development, Thrivent
625	Fourth Avenue South		Financial since 2002; previously Senior Vice President,
Minneapolis, MN			RBC Dain Rauscher
Age	44

Janice M. Guimond		Vice President since 2005	Vice President, Investment Operations, Thrivent Financial
625	Fourth Avenue South		since 2004; Manager of Portfolio Reporting, Thrivent Financial
Minneapolis, MN			2003 to 2004; Independent Consultant 2001 to 2003; Vice
Age	41		President, Director of Technology, Investment Advisers, Inc.
1999 to 2000; Vice President, Investment Systems & Services,
Investment Advisers, Inc. 1997 to 1999

Marnie L. Loomans-Thuecks		Vice President since 2004	Vice President, Customer Interaction Department,
4321 North Ballard Road			Thrivent Financial
Appleton, WI
Age	42

Thomas R Mischka		Vice President and	Vice President of Divisional Support Services,
4321 North Ballard Road		Anti-Money Laundering	Thrivent Financial
Appleton, WI		Officer since 2003
Age	46

Kenneth L. Kirchner		Assistant Vice President	Director, Mutual Funds Operations and Interaction Center,
4321 North Ballard Road		and Assistant Secretary	Thrivent Financial
Appleton, WI		since 2004
Age	39

Sandra A. Diedrick		Assistant Vice President	Director, Interaction Center, Thrivent Financial
4321 North Ballard Road		and Assistant Secretary
Appleton, WI		since 2004
Age	54

David R. Spangler		Assistant Vice President	Director, Investment Product Management, Thrivent
625	Fourth Avenue South	since 2004	Financial since 2002; Vice President- Product Development,
Minneapolis, MN			Wells Fargo Bank-Funds Management Group, from 2000 to
Age	39		2002; Analyst, MCSI, Inc., in 2000

Marlene J. Nogle		Assistant Secretary	Senior Counsel, Thrivent Financial
625	Fourth Avenue South	since 2003
Minneapolis, MN
Age	58

Board of Trustees and Officers

Executive Officers -- continued
Position with Trust
Name, Address,	and Length
and Age	of Service[2]	Principal Occupation During the Past 5 Years

Todd J. Kelly	Assistant Treasurer	Director, Fund Accounting Operations, Thrivent Financial
4321 North Ballard Road	since 1999
Appleton, WI
Age 36

1 “Interested person” of the Trust as defined in 1940 Act by virtue of positions with Thrivent Financial. Ms. Moret is considered an interested person because of her principal occupation with Thrivent Financial.

2 Each Trustee serves an indefinite term until her or his successor is duly elected and qualified. The bylaws of the Trust provide that each Trustee must retire at the end of the year in which the Trustee attains age 70. Officers serve at the discretion of the board until their successors are duly appointed and qualified.

3 The Trustees other than Ms. Moret are not “interested persons” of the Trust and are referred to as “Independent Trustees.”

Thrivent Mutual Funds

Supplement to Prospectuses
dated February 28, 2005 and June 30, 2005

Effective January 1, 2006, the section titled “Investment Adviser” is amended to state that Thrivent Asset Management, LLC. (“Thrivent Asset Mgt.”), 625 Fourth Avenue South, Minneapolis, Minnesota 55415, serves as investment adviser for each of the Funds. No shareholder vote is required for this change. Thrivent Asset Mgt. is a newly-formed affiliate of Thrivent Investment Management Inc. (“Thrivent Investment Mgt.”), and like Thrivent Investment Mgt., is a wholly-owned indirect subsidiary of Thrivent Financial for Lutherans. Thrivent Asset Mgt. will provide the Funds with the same investment advisory services using the same investment personnel as previously provided by Thrivent Investment Mgt. There will be no change in the Funds’ investment management fees as a result of this change.

The date of this Supplement is December 15, 2005. Please include this Supplement with your Prospectus.

Thrivent Investment Management®
625 Fourth Ave. S., Minneapolis, MN 55415-1665

## We're Listening to You!

In response to concerns regarding multiple mailings, we send one copy of a shareholder report and one copy of a prospectus for Thrivent Mutual Funds to each household. This consolidation helps reduce printing and postage costs, thereby saving money. If you wish to receive an additional copy of this report, call us toll free at 800-847-4836.

This report is submitted for the information of shareholders of Thrivent Mutual Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by the current prospectus for Thrivent Mutual Funds. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read the prospectus carefully.

Thrivent Investment Management®
625 Fourth Ave. S., Minneapolis, MN 55415-1665
www.thrivent.com • e-mail: mail@thrivent.com • 800-THRIVENT (800-847-4836)

24042AR R2-06

Item 2. Code of Ethics

As of the end of the period covered by this report, registrant has adopted a code of ethics (as defined in Item 2 of Form N-CSR) applicable to registrant's Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer. No waivers were granted to such code of ethics during the period covered by this report. However, during the period covered by this report, such code of ethics was amended to (a) reflect the new names of registrant and its affiliated investment company; (b) add the name of a newly-created affiliated investment company as being covered by such code: and (c) permit the Chief Legal Officer to keep copies of the records required to be kept under such code. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

Registrant's Board of Trustees has determined that Herbert F. Eggerding, Jr., an independent trustee, is the Audit Committee Financial Expert.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees

The aggregate fees billed by registrant's independent public accountants, PricewaterhouseCoopers LLP ("PwC"), for each of the last two complete fiscal years and the fiscal period covered by this report for professional services rendered in connection with the audit of registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $ 8,500 for the year ended December 31, 2005.

(b) Audit-Related Fees

The aggregate fees PwC billed to registrant for each of the last two fiscal years for assurance and other services which are reasonably related to the performance of registrant's audit and are not reported under Item 4(a) were $0 for the fiscal year ended December 31, 2005. The aggregate fees PwC billed to registrant's investment adviser and any entity controlling, controlled by, or under common control with registrant's investment adviser for assurance and other services directly related to the operations and financial reporting of registrant were $0 for the year ended December 31, 2005.

(c) Tax Fees

The aggregate tax fees PwC billed to registrant for each of the last two fiscal years for tax compliance, tax advice, and tax planning services were $6,250 for the year ended December 31, 2005. The aggregate tax fees PwC billed to registrant's investment adviser and any entity controlling, controlled by, or under common control with registrant's investment adviser for services directly related to the operations and financial reporting of registrant were $0 for the year ended December 31, 2005.

(d) All Other Fees

The aggregate fees PwC billed to registrant for each of the last two fiscal years for products and services provided other than the services reported in paragraphs (a) through (c) of this item were $0 for the year ended December 31, 2004, and $0 for the year ended December 31, 2005. The aggregate fees PwC billed to registrant's investment adviser and any entity controlling, controlled by, or under common control with registrant's investment adviser for products and services provided other than the services reported in paragraphs (a) through (c) of this item were $0 for the year ended December 31, 2004, and $0 for the year ended December 31, 2005.

(e) Registrant's audit and compliance committee charter, adopted in August 2004, provides that the audit and compliance committee (comprised of the independent directors of registrant) is responsible for pre-approval of all auditing services performed for the registrant. The audit and compliance committee reports to the Board of Directors ("Board") regarding its approval of the engagement of the auditor and the proposed fees for the engagement, and the majority of the Board (including the members of the Board who are independent directors) must approve the auditor at an in-person meeting. The audit and compliance committee also is responsible for pre-approval (subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended) of all non-auditing services performed for the registrant or for any service affiliate of registrant. Registrant's audit and compliance committee charter also permits a designated member of the audit and compliance committee to pre-approve, between meetings, one or more non-audit service projects, subject to ratification by the audit and compliance committee at the next meeting of the audit and compliance committee. Registrant's audit and compliance committee pre-approved all fees described above which PwC billed to registrant.

(f) Less than 50% of the hours billed by PwC for auditing services to registrant for the fiscal year ended December 31, 2005, were for work performed by persons other than full-time, permanent employees of PwC.

(g) The aggregate non-audit fees billed by PwC to registrant and to registrant's investment adviser and any entity controlling, controlled by, or under common control with registrant's investment adviser for the fiscal years ending December 31, 2004, and December 31, 2005, were $0 and $10,745, respectively.

(h) Registrant's audit and compliance committee has considered the non-audit services provided to the registrant and registrant's investment adviser and any entity controlling, controlled by, or under common control with registrant's investment adviser as described above and determined that these services do not compromise PwC's independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Registrant's Schedule of Investments is included in the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant's board of trustees.

Item 11. Controls and Procedures

(a)(i) Registrant's President and Treasurer have concluded that registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There has been no change in registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, registrant's internal control over financial reporting.

Item 12. Exhibits

(a) The code of ethics pursuant to Item 2 is attached hereto.

(b) Certifications pursuant to Rules 30a-2(a) and 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 27, 2006

THRIVENT MUTUAL FUNDS

By: /s/ Pamela J. Moret
-----------------------------------------
Pamela J. Moret
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 27, 2006

By: /s/ Pamela J. Moret
-----------------------------------------
Pamela J. Moret
President

Date: February 27, 2006

By: /s/ Gerard V. Vaillancourt
-----------------------------------------
Gerard V. Vaillancourt
Treasurer